UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 16, 2006

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 – Regulation FD Disclosure

On November 16, 2006 NovaStar Financial, Inc. announced that members of the executive management team will be presenting at the Friedman, Billings, Ramsey 2006 Investor Conference in New York City on November 28 at 10:00 a.m. Eastern time.

A webcast of the presentation and supporting material may be accessed at www.novastarmortgage.com. Supporting material will be made available prior to the presentation.

References to the registrant’s website do not incorporate by reference the information on the registrant’s website into this Current Report and the registrant disclaims any such incorporation by reference.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release Dated November 16, 2006, “NovaStar Financial to Present at the Friedman, Billings, Ramsey 2006 Investor Conference.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.
DATE: November 17, 2006	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit

Number

99.1	Press Release Dated November 16, 2006, “NovaStar Financial to Present at the Friedman, Billings, Ramsey 2006 Investor Conference.”